UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 20, 2019

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA, 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 20, 2019, eHealth, Inc. (the “Company”) entered into Amendment No. 3 to Credit Agreement (“Amendment No. 3”), which amends the Credit Agreement, dated as of September 17, 2018, by and among the Company, eHealthInsurance Services, Inc., Wealth, Health and Life Advisors, LLC, as borrowers, PlanPrescriber, Inc., as guarantor, Royal Bank of Canada, as administrative agent and collateral agent, and each lender party thereto (as amended, modified or supplemented, the “Credit Agreement”). Amendment No. 3 amends the Credit Agreement to, among other things, increase the aggregate available commitments under the senior secured revolving credit facility from $40.0 million to $75.0 million, add a new lender, and extend the maturity date to December 20, 2022. Amendment No. 3 also amends certain covenants in the Credit Agreement, including a financial covenant to require the Company to maintain at least $6.0 million of excess availability at all times or, if greater, up to $11.25 million depending on the Company’s borrowing base as determined by its eligible past and future commission receivables. In addition, Amendment No. 3 amends the payment conditions to, among other things, require the Company to have at least $10.0 million of liquidity or, if greater, up to $18.75 million depending on the Company’s borrowing base as determined by its eligible past and future commission receivables, in order for the Company to make certain permitted acquisitions, investments, distributions and payments of indebtedness. Amendment No. 3 also amends the seasonal amount thresholds used in connection with the cash dominion and field examination covenants in the Credit Agreement.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Amendment No. 3 to Credit Agreement, dated as of December 20, 2019, by and among eHealth, Inc., eHealthInsurance Services, Inc., Wealth, Health and Life Advisors, LLC, PlanPrescriber, Inc., Royal Bank of Canada and each lender from time to time party to the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	December 26, 2019	/s/ Derek N. Yung
Derek N. Yung Chief Financial Officer (Principal Financial Officer)